                                                                 EXHIBIT 10.13

                     FIRST AMENDMENT TO NET INDUSTRIAL LEASE

         This First Amendment to Net Industrial Lease ("First Amendment") is entered into as of this 22nd day of June, 1998, between 4405 E. BASELINE ROAD LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord") and MIDLAND CREDIT MANAGEMENT, INC., a Kansas corporation ("Tenant").

                                    RECITALS

         Landlord and Tenant entered into that Net Industrial Lease dated November 19, 1997 (the "Lease") covering 30,000 square feet (the "Original Premises") of the building located at 4310 E. Broadway Road (the "Building"), Phoenix, Arizona.

         Landlord and Tenant wish to arrange for Tenant's lease of additional space, to adjust the rent for the Original Premises and to make other amendments to the Lease.

          Landlord and Tenant agree the Lease is amended as follows:


                                    AGREEMENT

         1. Effective Date. Except as otherwise provided herein, the effective date of the Lease amendments as set out in this First Amendment is September 1, 1998 (the "Effective Date").

         2. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

         3. Additional Premises. Tenant will lease from Landlord the following additional space (the "Additional Premises") on the terms and conditions set forth below:

         Additional Premises:       Approximately 22,613 rentable square feet of
                                    the building located at 4302 E. Broadway, as outlined on Exhibit "A" attached hereto.

         Term: Sixty (60) months, commencing on the Effective Date and ending August 31, 2003.

         Fixed Minimum Rent:
                                    Months 1 - 30 @ $.45 per rsf NNN*

                                    Months 31 - 60 @ $.50 per rsf NNN*

                                    *These amounts do not include rental taxes, Additional Rent, excess tenant improvements costs (if any), or any other sums payable to Landlord under the Lease, all of which sums remain payable during the term of the Lease.

         Security Deposit:          Tenant currently has deposited with Landlord
                                    a security deposit in the amount of
                                    $18,600.00. Upon execution of this First
                                    Amendment, Tenant will increase the security deposit by $16,800.00 for a total security deposit in the amount of $35,400.00.

         Use:                       General Office and Telephone Operators.

         Parking: Notwithstanding anything to the contrary contained in Paragraph 2(c) of the Lease, as of the Effective Date, Tenant may use up to 90 additional parking spaces located adjacent to the Additional Premises or in the Wood Street lot.

         Improvements:              Landlord will complete tenant improvements
                                    to the Additional Premises (the "Additional
                                    Premises Tenant Improvements") on or prior to the Effective Date, pursuant to a space plan approved by both Landlord and Tenant, and attached hereto as Exhibit "C". In the event the actual costs of the Additional
                                    Premises Tenant Improvements exceed $169,597
                                    (the "Allowance") ($7.50/r.s.f.), Landlord shall amortize any excess costs as additional Fixed Minimum Rent for the Additional Premises over the term of the Lease of the Additional Premises, including a 10% annual rate of interest and will adjust the Fixed Minimum Rent for the Additional Premises accordingly. If the actual costs of the improvements are less than $169,597, Tenant shall receive no rental abatement or other credit for the underage. Insofar as the estimated costs for the Additional Premises Tenant

                                    Improvements are $402,086.67, exceeding the
                                    Allowance by $232,489.67, Tenant's Fixed
                                    Minimum Rent for the Additional Premises is estimated to be the amounts specified on Exhibit "F" attached hereto, which amounts are subject to further revision based on determination of the final costs for the Additional Premises Tenant Improvements.

         Early Occupancy:           If the Additional Premises Tenant
                                    Improvements are completed prior to the
                                    Effective Date, Tenant may occupy the
                                    Additional Premises upon completion of the Additional Premises Tenant Improvements for no additional rent.

As of the earlier of the Effective Date or the date of Tenant's occupancy of the Additional Premises, the provisions of the Lease and this First Amendment will apply to Tenant's lease of the Additional Premises as if the Additional Premises were included as part of the Premises, except as otherwise provided in this First Amendment.

         4. Pro Rata Share. Notwithstanding anything to the contrary in the Lease, from and after the Effective Date, Tenant's pro-rata share for all purposes under the Lease, and specifically as to Property Costs as provided for in Paragraph 5.1(b) ("Additional Rent") of the Lease, shall be 85.95% (52,613 r.s.f ) 61,212 r.s.f.).

         5. Extension of Term of Original Premises. The Term of the Lease for the Original Premises will be extended through August 31, 2003 to be co-terminus with the Term of the Lease for the Additional Premises.

         6. Rental Adjustments for Original Premises. Notwithstanding anything to the contrary in the Lease, following full execution of this First Amendment, Landlord will adjust Tenant's Rent for the Original Premises pursuant to the terms of this Section 6. Accordingly, effective as of the Effective Date, Exhibit "E" attached to the Lease is deleted in its entirety and is replaced by the "Revised Fixed Minimum Rent Schedule for Original Premises" attached hereto as Revised Exhibit "E".

         (a) The parties acknowledge that, as a result of change order requests by Tenant, the costs incurred to build out the Original Premises (the "Original Improvements") exceeded the Original Improvements amount provided for in Exhibit "C" of the Lease by $38,532.88. Accordingly, Landlord and Tenant agree that, from and after the Effective Date, the Fixed Minimum Rent for the Original Premises shall be increased to include such excess Original Improvements costs, amortized over the remaining Term of the Lease at 10% annual interest.

         (b) At Tenant's request, Landlord will build out a new restroom facility consisting of 555 square feet located in the Original Premises pursuant to the space plan attached hereto as Exhibit "B" (the "Restroom Improvements"). Landlord will provide an allowance of up to $4,162.50 ($7.50/r.s.f.) to provide the Restroom Improvements. The estimated costs of the Restroom Improvements exceed the $4,162.50 allowance, by $35,394.62. Accordingly, Landlord and Tenant agree that, from and after the Effective Date, the Fixed Minimum Rent for the Original Premises shall be further increased to include such excess Restroom Improvements costs, amortized over the remaining Term of the Lease at 10% annual interest, subject to further revision based on final costs for the Restroom Improvements.

         (c) At Tenant's request, Landlord will construct six new offices within the Original Premises (the "Office Improvements") at an estimated total cost of $26,843.25. Accordingly, Landlord and Tenant agree that, from and after the Effective Date, the Fixed Minimum Rent for the Original Premises shall be further increased to include such excess Office Improvements costs, amortized over the remaining term of lease at 10% annual interest, subject to further revision based on final costs for the Office Improvements.

         (d) The parties further acknowledge that construction of the Restroom Improvements and the Office Improvements will cause a substantial interruption of Tenant's business activities at the Premises. Landlord shall use its commercially reasonable efforts to minimize such interruption. However, notwithstanding anything to the contrary in the Lease or elsewhere in this First Amendment, Tenant shall receive a $30,000 credit against the Fixed Minimum Rent for the Original Premises owed by Tenant for the months of July and August of 1998 (the "Business Interruption Credit").

         7. Option to Extend. As of the Effective Date, Landlord and Tenant hereby acknowledge and confirm that Tenant's option to extend the Term of the Lease as set out in Exhibit "F" of the

Lease applies to all, and only all, of the space then under lease by Tenant on the Property, at the time Tenant provides Landlord written notice of Tenant's intent to exercise its option to extend the Lease term.

         8. Satellite Dish. Landlord's approval is hereby granted to Tenant to place, install, and maintain, at Tenant's sole expense and solely for Tenant's use in the conduct of its business at the Premises, at any time during the Term of the Lease or any extensions or renewals, not more than one satellite dish (the "Satellite Dish") on the roof of the Original Premises, subject to Landlord's approval as to size and location of same, which approval will not be withheld unreasonably. Tenant will assume responsibility for installation and maintenance of the Satellite Dish, which installation and maintenance shall be in accordance with sound engineering practices and in compliance with applicable laws of any governmental authority having jurisdiction over the Property, the Premises or any activity conducted thereon by Tenant. Tenant shall obtain all permits, licenses and approvals required by law for the installation and maintenance, repair and replacement of the Satellite Dish.

         (a) Landlord shall in no event be responsible for any loss or injury to Tenant, its agents or employees, or the general public resulting from Tenant's or its agents' or contractors' installation, repair, replacement, maintenance or use of the Satellite Dish and Tenant shall indemnify and hold Landlord harmless from and against all claims, actions, damages, liabilities and expenses in connection with the loss of life, personal injury or damaged property arising out of the installation, repair, replacement, maintenance or use of the Satellite Dish by Tenant or Tenant's employees, agents and contractors.

         (b) All risk of physical damage or loss with respect to the Satellite Dish and to the Project site where the Satellite Dish is placed (if such damage or loss is related to the Satellite Dish) is assumed by Tenant.

         (c) Upon expiration of the Lease Term, or any extensions or renewals, Tenant shall have the right to remove or cause to be removed, and Landlord shall have the right to require Tenant to remove, the Satellite Dish. If Tenant elects or is required by Landlord to remove the Satellite Dish, Tenant shall repair any damage caused by such removal.

         9. Remaining Lease Terms. Except as expressly amended by this First Amendment, all the terms, covenants, and conditions of the Lease remain in full force and effect. In the event of any conflict between the provisions of this First Amendment and the Lease, the provisions of this First Amendment shall control.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease on the date written above.

TENANT:                               LANDLORD:

MIDLAND CREDIT MANAGEMENT, INC.,      4405 E. BASELINE ROAD LIMITED PARTNERSHIP,
a Kansas corporation                  an Arizona limited partnership,


By: /s/ John A. Chandler 6/24/98      By: San Salvador Management, L.L.C.,
   -----------------------------      an Arizona limited liability company
   Its: SR. VICE-PRESIDENT            Its General Partner
   -----------------------------
                                      By: /s/ David Reesor
                                         -------------------------------------
                                         Its: PRINCIPAL
                                         -------------------------------------

                                  EXHIBIT "A"
                              ADDITIONAL PREMISES


                            [GRAPHIC OF FLOOR PLAN]

                              ADDITIONAL PREMISES
                                4302 E. Broadway
                                 22,711 r.s.f.

                                   EXHIBIT "B"
                      SPACE PLAN FOR RESTROOM IMPROVEMENTS

                            [GRAPHIC OF FLOOR PLAN]

                                   EXHIBIT "C"
                       SPACE PLAN FOR ADDITIONAL PREMISES

                            [GRAPHIC OF FLOOR PLAN]

                               REVISED EXHIBIT "E"
            REVISED FIXED MINIMUM RENT SCHEDULE FOR ORIGINAL PREMISES


Tenant's monthly Fixed Minimum Rent for the Original Premises will be as follows:


                       DATES          RATE          AMOUNT
                       -----          ----          ------
                 7/1/98 - 7/31/98   $0.62/sf             $0.00*

                 8/1/98 - 8/31/98   $0.62/sf         $7,300.00*

                 9/1/98 - 2/28/01   $0.6913/sf      $20,741.08**

                 3/1/01 - 8/31/03   $0.7414/sf   $22,241.08/mo**

         *Fixed Minimum Rent from 7/1/98 - 8/31/98 reflects the Business Interruption Credit referenced in Section 6(d) of this First Amendment.

         **Fixed Minimum Rent from 9/1/98 - 8/31/03 includes the amortized excess costs of the Original Improvements, Restroom Improvements and Office Improvements referenced in Sections 6(a), (b) and (c) of this First Amendment (see attached Amortization Table).

                                    Amortize

AMORTIZATION TABLE
-----------------------------------------------------------------------------------------------
INITIAL DATA
-----------------------------------------------------------------------------------------------
LOAN DATA                                 TABLE DATA
---------------------------------------   -----------------------------------------------------
              Loan amount:   100,770.75           Table starts at date:
     Annual interest rate: 10.0000%               or at payment number:
            Term in years: 5
        Payments per year: 12
        First payment due: 9/1/98

PERIODIC PAYMENT
-----------------------------------------------------------------------------------------------
          Entered payment:                The table uses the calculated periodic payment amount
       Calculated payment: $2,141.08      unless you enter a value for "Entered payment".

CALCULATIONS
-----------------------------------------------------------------------------------------------
           Use payment of: $2,141.08      Beginning balance at payment 1:         100,770.75
     1st payment in table: 1              Cumulative interest prior to payment 1:       0.00

TABLE
----------------------------------------------------------------------------------------------------------------------
                PAYMENT               BEGINNING                                             ENDING          CUMULATIVE
 NO.              DATE                 BALANCE           INTEREST          PRINCIPAL        BALANCE          INTEREST
----------------------------------------------------------------------------------------------------------------------

  1              9/1/98              100,770.75           839.76           1,301.32        99,469.43          839.76
  2             10/1/98               99,469.43           828.91           1,312.17        98,157.26         1,668.67
  3             11/1/98               98,157.26           817.98           1,323.10        96,834.15         2,486.65
----------------------------------------------------------------------------------------------------------------------
  4             12/1/98               96,834.15           806.95           1,334.13        95,500.02         3,293.60
  5              1/1/99               95,500.02           795.83           1,345.25        94,154.78         4,089.43
  6              2/1/99               94,154.78           784.62           1,356.46        92,798.32         4,874.05
----------------------------------------------------------------------------------------------------------------------
  7              3/1/99               92,798.32           773.32           1,367.76        91,430.56         5,647.37
  8              4/1/99               91,430.56           761.92           1,379.16        90,051.40         6,409.29
  9              5/1/99               90,051.40           750.43           1,390.65        88,660.75         7,159.72
----------------------------------------------------------------------------------------------------------------------
  10             6/1/99               88,660.75           738.84           1,402.24        87,258.51         7,898.56
  11             7/1/99               87,258.51           727.15           1,413.93        85,844.58         8,625.72
  12             8/1/99               85,844.58           715.37           1,425.71        84,418.87         9,341.09
----------------------------------------------------------------------------------------------------------------------
  13             9/1/99               84,418.87           703.49           1,437.59        82,981.28        10,044.58
  14            10/1/99               82,981.28           691.51           1,449.57        81,531.71        10,736.09
  15            11/1/99               81,531.71           679.43           1,461.65        80,070.06        11,415.52
----------------------------------------------------------------------------------------------------------------------
  16            12/1/99               80,070.06           667.25           1,473.83        78,596.23        12,082.77
  17             1/1/00               78,596.23           654.97           1,486.11        77,110.12        12,737.74
  18             2/1/00               77,110.12           642.58           1,498.50        75,611.62        13,380.32
----------------------------------------------------------------------------------------------------------------------
  19             3/1/00               75,611.62           630.10           1,510.98        74,100.64        14,010.42
  20             4/1/00               74,100.64           617.51           1,523.58        72,577.06        14,627.93
  21             5/1/00               72,577.06           604.81           1,536.27        71,040.79        15,232.73
----------------------------------------------------------------------------------------------------------------------
  22             6/1/00               71,040.79           592.01           1,549.07        69,491.72        15,824.74
  23             7/1/00               69,491.72           579.10           1,561.98        67,929.73        16,403.84
  24             8/1/00               67,929.73           566.08           1,575.00        66,354.73        16,969.92
----------------------------------------------------------------------------------------------------------------------
  25             9/1/00               66,354.73           552.96           1,588.12        64,766.61        17,522.88
  26            10/1/00               64,766.61           539.72           1,601.36        63,165.25        18,062.60
  27            11/1/00               63,165.25           526.38           1,614.70        61,550.55        18,588.97
----------------------------------------------------------------------------------------------------------------------
  28            12/1/00               61,550.55           512.92           1,628.16        59,922.39        19,101.90
  29             1/1/01               59,922.39           499.35           1,641.73        58,280.66        19,601.25
  30             2/1/01               58,280.66           485.67           1,655.41        56,625.25        20,086.92
----------------------------------------------------------------------------------------------------------------------

                                    Amortize

----------------------------------------------------------------------------------------------------------------------
  31             3/1/01               56,625.25           471.88           1,669.20        54,956.05        20,558.80
  32             4/1/01               54,956.05           457.97           1,683.11        53,272.93        21,016.77
  33             5/1/01               53,272.93           443.94           1,697.14        51,575.80        21,460.71
----------------------------------------------------------------------------------------------------------------------
  34             6/1/01               51,575.80           429.80           1,711.28        49,864.51        21,890.50
  35             7/1/01               49,864.51           415.54           1,725.54        48,138.97        22,306.04
  36             8/1/01               48,138.97           401.16           1,739.92        46,399.05        22,707.20
----------------------------------------------------------------------------------------------------------------------
  37             9/1/01               46,399.05           386.66           1,754.42        44,644.63        23,093.86
  38            10/1/01               44,644.63           372.04           1,769.04        42,875.58        23,465.90
  39            11/1/01               42,875.58           357.30           1,783.78        41,091.80        23,823.19
----------------------------------------------------------------------------------------------------------------------
  40            12/1/01               41,091.80           342.43           1,798.65        39,293.15        24,165.63
  41             1/1/02               39,293.15           327.44           1,813.64        37,479.51        24,493.07
  42             2/1/02               37,479.51           312.33           1,828.75        35,650.76        24,805.40
----------------------------------------------------------------------------------------------------------------------
  43             3/1/02               35,650.76           297.09           1,843.99        33,806.77        25,102.49
  44             4/1/02               33,806.77           281.72           1,859.36        31,947.41        25,384.21
  45             5/1/02               31,947.41           266.23           1,874.85        30,072.56        25,650.44
----------------------------------------------------------------------------------------------------------------------
  46             6/1/02               30,072.56           250.60           1,890.48        28,182.08        25,901.04
  47             7/1/02               28,182.08           234.85           1,906.23        26,275.85        26,135.89
  48             8/1/02               26,275.85           218.97           1,922.12        24,353.74        26,354.86
----------------------------------------------------------------------------------------------------------------------
  49             9/1/02               24,353.74           202.95           1,938.13        22,415.61        26,557.81
  50            10/1/02               22,415.61           186.80           1,954.28        20,461.32        26,744.60
  51            11/1/02               20,461.32           170.51           1,970.57        18,490.75        26,915.12
----------------------------------------------------------------------------------------------------------------------
  52            12/1/02               18,490.75           154.09           1,986.99        16,503.76        27,069.21
  53             1/1/03               16,503.76           137.53           2,003.55        14,500.21        27,206.74
  54             2/1/03               14,500.21           120.84           2,020.25        12,479.97        27,327.57
----------------------------------------------------------------------------------------------------------------------
  55             3/1/03               12,479.97           104.00           2,037.08        10,442.89        27,431.57
  56             4/1/03               10,442.89            87.02           2,054.06        8,388.83         27,518.60
  57             5/1/03               8,388.83             69.91           2,071.17        6,317.66         27,588.50
----------------------------------------------------------------------------------------------------------------------
  58             6/1/03               6,317.66             52.65           2,088.43        4,229.22         27,641.15
  59             7/1/03               4,229.22             35.24           2,105.84        2,123.39         27,676.39
  60             8/1/03               2,123.39             17.69           2,123.39          0.00           27,694.09
----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "F"
               FIXED MINIMUM RENT SCHEDULE FOR ADDITIONAL PREMISES


Tenants monthly fixed minimum rent will be as follows:


                        DATES           RATE*       AMOUNT

                 9/1/98 - 2/28/01**   $0.65/sf   $14,698.45/mo.

                 3/1/03 - 8/31/03     $0.70/sf   $15,829.10/mo.

         *This rate is based on the estimate to complete the tenant improvements per the approved space plan. The final rate is subject to change if buildout costs are higher due to change orders or miscellaneous other unforeseen costs.

         **Fixed Minimum Rent from 9/1/98 - 8/31/03 includes the amortization of excess tenant improvement costs from the initial buildout estimate.

                                    Amortize

-----------------------------------------------------------------------------------------------
AMORTIZATION TABLE
-----------------------------------------------------------------------------------------------
INITIAL DATA
-----------------------------------------------------------------------------------------------
LOAN DATA                                 TABLE DATA
---------------------------------------   -----------------------------------------------------
              Loan amount:   232,489.67           Table starts at date:
     Annual interest rate: 10.0000%               or at payment number:
            Term in years: 5
        Payments per year: 12
        First payment due: 9/1/98

PERIODIC PAYMENT
-----------------------------------------------------------------------------------------------
          Entered payment:                The table uses the calculated periodic payment amount
       Calculated payment: $4,939.72      unless you enter a value for "Entered payment".

CALCULATIONS
-----------------------------------------------------------------------------------------------
           Use payment of: $4,939.72      Beginning balance at payment 1: 232,489.67
     1st payment in table: 1              Cumulative interest prior to payment 1: 0.00

TABLE
----------------------------------------------------------------------------------------------------------------------
                PAYMENT               BEGINNING                                             ENDING          CUMULATIVE
 NO.              DATE                 BALANCE           INTEREST          PRINCIPAL        BALANCE          INTEREST
----------------------------------------------------------------------------------------------------------------------
  1              9/1/98              232,489.67          1,937.41          3,002.30       229,487.37         1,937.41
  2             10/1/98              229,487.37          1,912.39          3,027.32       226,460.04         3,849.81
  3             11/1/98              226,460.04          1,887.17          3,052.55       223,407.49         5,736.98
----------------------------------------------------------------------------------------------------------------------
  4             12/1/98              223,407.49          1,861.73          3,077.99       220,329.50         7,598.70
  5              1/1/99              220,329.50          1,836.08          3,103.64       217,225.86         9,434.78
  6              2/1/99              217,225.86          1,810.22          3,129.50       214,096.36        11,245.00
----------------------------------------------------------------------------------------------------------------------
  7              3/1/99              214,096.36          1,784.14          3,155.58       210,940.78        13,029.14
  8              4/1/99              210,940.78          1,757.84          3,181.88       207,758.90        14,786.98
  9              5/1/99              207,758.90          1,731.32          3,208.39       204,550.50        16,518.30
----------------------------------------------------------------------------------------------------------------------
  10             6/1/99              204,550.50          1,704.59          3,235.13       201,315.37        18,222.89
  11             7/1/99              201,315.37          1,677.63          3,262.09       198,053.28        19,900.52
  12             8/1/99              198,053.28          1,650.44          3,289.27       194,764.01        21,550.96
----------------------------------------------------------------------------------------------------------------------
  13             9/1/99              194,764.01          1,623.03          3,316.69       191,447.32        23,173.99
  14            10/1/99              191,447.32          1,595.39          3,344.32       188,103.00        24,769.39
  15            11/1/99              188,103.00          1,567.52          3,372.19       184,730.81        26,336.91
----------------------------------------------------------------------------------------------------------------------
  16            12/1/99              184,730.81          1,539.42          3,400.30       181,330.51        27,876.34
  17             1/1/00              181,330.51          1,511.09          3,428.63       177,901.88        29,387.42
  18             2/1/00              177,901.88          1,482.52          3,457.20       174,444.68        30,869.94
----------------------------------------------------------------------------------------------------------------------
  19             3/1/00              174,444.68          1,453.71          3,486.01       170,958.66        32,323.64
  20             4/1/00              170,958.66          1,424.66          3,515.06       167,443.60        33,748.30
  21             5/1/00              167,443.60          1,395.36          3,544.36       163,899.25        35,143.66
----------------------------------------------------------------------------------------------------------------------
  22             6/1/00              163,899.25          1,365.83          3,573.89       160,325.36        36,509.49
  23             7/1/00              160,325.36          1,336.04          3,603.67       156,721.68        37,845.53
  24             8/1/00              156,721.68          1,306.01          3,633.70       153,087.98        39,151.55
----------------------------------------------------------------------------------------------------------------------
  25             9/1/00              153,087.98          1,275.73          3,663.99       149,423.99        40,427.28
  26            10/1/00              149,423.99          1,245.20          3,694.52       145,729.47        41,672.48
  27            11/1/00              145,729.47          1,214.41          3,725.31       142,004.17        42,886.89
----------------------------------------------------------------------------------------------------------------------
  28            12/1/00              142,004.17          1,183.37          3,756.35       138,247.82        44,070.26
  29             1/1/01              138,247.82          1,152.07          3,787.65       134,460.16        45,222.33
  30             2/1/01              134,460.16          1,120.50          3,819.22       130,640.95        46,342.83
----------------------------------------------------------------------------------------------------------------------


                                     Page 1

                                    Amortize

----------------------------------------------------------------------------------------------------------------------
  31             3/1/01              130,640.95          1,088.67          3,851.04       126,789.90        47,431.50
  32             4/1/01              126,789.90          1,056.58          3,883.14       122,906.77        48,488.09
  33             5/1/01              122,906.77          1,024.22          3,915.50       118,991.27        49,512.31
----------------------------------------------------------------------------------------------------------------------
  34             6/1/01              118,991.27           991.59           3,948.12       115,043.15        50,503.90
  35             7/1/01              115,043.15           958.69           3,981.03       111,062.12        51,462.60
  36             8/1/01              111,062.12           925.52           4,014.20       107,047.92        52,388.11
----------------------------------------------------------------------------------------------------------------------
  37             9/1/01              107,047.92           892.07           4,047.65       103,000.27        53,280.18
  38            10/1/01              103,000.27           858.34           4,081.38        98,918.89        54,138.52
  39            11/1/01               98,918.89           824.32           4,115.39        94,803.49        54,962.84
----------------------------------------------------------------------------------------------------------------------
  40            12/1/01               94,803.49           790.03           4,149.69        90,653.80        55,752.87
  41             1/1/02               90,653.80           755.45           4,184.27        86,469.53        56,508.32
  42             2/1/02               86,469.53           720.58           4,219.14        82,250.39        57,228.90
----------------------------------------------------------------------------------------------------------------------
  43             3/1/02               82,250.39           685.42           4,254.30        77,996.09        57,914.32
  44             4/1/02               77,996.09           649.97           4,289.75        73,706.34        58,564.28
  45             5/1/02               73,706.34           614.22           4,325.50        69,380.84        59,178.50
----------------------------------------------------------------------------------------------------------------------
  46             6/1/02               69,380.84           578.17           4,361.54        65,019.30        59,756.68
  47             7/1/02               65,019.30           541.83           4,397.89        60,621.41        60,298.50
  48             8/1/02               60,621.41           505.18           4,434.54        56,186.87        60,803.68
----------------------------------------------------------------------------------------------------------------------
  49             9/1/02               56,186.87           468.22           4,471.49        51,715.37        61,271.91
  50            10/1/02               51,715.37           430.96           4,508.76        47,206.62        61,702.87
  51            11/1/02               47,206.62           393.39           4,546.33        42,660.29        62,096.26
----------------------------------------------------------------------------------------------------------------------
  52            12/1/02               42,660.29           355.50           4,584.22        38,076.07        62,451.76
  53             1/1/03               38,076.07           317.30           4,622.42        33,453.65        62,769.06
  54             2/1/03               33,453.65           278.78           4,660.94        28,792.72        63,047.84
----------------------------------------------------------------------------------------------------------------------
  55             3/1/03               28,792.72           239.94           4,699.78        24,092.94        63,287.78
  56             4/1/03               24,092.94           200.77           4,738.94        19,353.99        63,488.55
  57             5/1/03               19,353.99           161.28           4,778.44        14,575.56        63,649.84
----------------------------------------------------------------------------------------------------------------------
  58             6/1/03               14,575.56           121.46           4,818.26        9,757.30         63,771.30
  59             7/1/03               9,757.30             81.31           4,858.41        4,898.89         63,852.61
  60             8/1/03               4,898.89             40.82           4,898.89          0.00           63,893.43
----------------------------------------------------------------------------------------------------------------------

                                     Page 2

                                     F - 3